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                                                                                                      EXHIBIT 4.1
                                    [LOGO]
                                   SUBURBAN
                                    LODGE


NUMBER                                                                          SHARES

SL                     SUBURBAN LODGES OF AMERICA, INC.

COMMON STOCK           INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA      SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                     CUSIP 864444 10 4

THIS CERTIES THAT


                                                                                                       COUNTERSIGNED AND REGISTERED:
                                                                                                     AMERICAN STOCK TRANSFER & TRUST
                                                                                                                COMPANY
                                                                                                          (New York, New York)
IS THE OWNER OF                                                                          BY           TRANSFER AGENT AND REGISTRAR

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

                               SUBURBAN LODGES OF AMERICA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
             /s/                                                           /s/ David Krischer
             -------------                                                 ------------------
             Secretary         SUBURBAN LODGES OF AMERICA, INC.            President
                                                CORPORATE
                                                 SEAL                                                  AUTHORIZED SIGNATURE
                                                 1987
                                                GEORGIA

                          SECURITY COLUMBIAN      UNITED STATES BANKNOTE CORPORATION
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    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO
REQUESTS A STATEMENT OR SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS,
PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE
CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS
DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO
DETERMINE VARIATIONS FOR FUTURE SERIES).  SUCH REQUEST MAY BE MADE TO THE
CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE
OF THIS CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
TEN COM - as tenants in common                                                  UNIF GIFT MIN ACT -          Custodian
TEN ENT - as tenants by the entireties                                                              --------          --------------
JT TEN  - as joint tenants with right of                                                          (Cust)                (Minor)
          survivorship and not as tenants                                                          under Uniform Gifts to Minors
          in common                                                                                Act
                                                                                                       -----------------------------
                                                                                                              (State)
                          Additional abbreviations may also be used though not listed in the above list.


       For value received,                          hereby sell, assign and transfer unto
                          --------------------------
              PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE

       ---------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Shares
- ----------------------------------------------------------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                            Attorney
- ----------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------


                      -----------------------------------------------------------------------------------------------
             NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                      CERTIFICATE IN  EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:
                         ---------------------------------------------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                         SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                         GUARANTEE MEDALLION PROGRAM),  PURSUANT TO S.E.C. RULE 17Ad-15.







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KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.




This Certificate also evidences certain Rights as set forth in a Rights Agreement between Suburban Lodges of America, Inc. and American Stock Transfer & Trust Company, dated as of May ___, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Corporation. The Corporation will mail to the holder of this Certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this Certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes as Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on the behalf of such Person or by any subsequent holder, may be null and void.